SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                               June 30, 1997
                               -------------




                   MERCANTILE BANKSHARES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Maryland          0-5127            52-0898572
             ----------------   -------------     -------------------
             (State or other     (Commission      (IRS Employer
             jurisdiction of      File Number)     Identification No.)
             incorporation)


           Two Hopkins Plaza, P.O. Box 1477, Baltimore, MD  21203
          -----------------------------------------------------------
          (Address of principal executive office)          (Zip Code)


Registrant's telephone number, including area code, (410) 237-5900
                                                    --------------


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Item 5.	Other Events

	This report amends previously reported information concerning the Shareholder Protection Rights Agreement (the "Rights
Agreement") of Mercantile Bankshares Corporation (the
"Corporation"), in view of adjustments resulting from a 3-for-2 split in the form of a stock dividend of the Common Stock, par value $2.00 per share, of the Corporation effected on June 30, 1997.

	Under the Rights Agreement, one Right to acquire certain securities of the Corporation continues to attach to each share of Common Stock, including shares issued in the stock split. The Exercise Price applicable to each Right has been adjusted from $60 to $40 and the Redemption Price for each Right has been adjusted from $0.0033 to $0.0022. An amendment to the Rights Agreement has been executed to record these adjustments.

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Item 7.  Exhibits.
-------  ---------
 4-A     Third Amendment, dated as of June 30, 1997, to Rights Agreement, dated as of September 12, 1989 between the Corporation and the Rights Agent, including the amended Form of Rights Certificate (Exhibit A)

 4-B     Form of Notice to Stockholders, dated July 1, 1997

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                              SIGNATURES
                              ----------

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					MERCANTILE BANKSHARES CORPORATION
                                                 (Registrant)



Date:  July 11, 1997                    By:     /s/ Edward K. Dunn, Jr
                                                ------------------------------
						Edward K. Dunn, Jr., President

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                             INDEX TO EXHIBITS

Exhibits
---------

 4-A Third Amendment, dated as of June 30, 1997, to Rights Agreement dated as of September 12, 1989 between the Corporation and the Rights Agent, including the amended Form of Rights Certificate (Exhibit A)

 4-B             Form of Notice to Stockholders, dated July 1, 1997

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